Exhibit 31.1

                            FORM 10-Q CERTIFICATION
           CERTIFICATION PURSUANT TO RULE 13a-14(a) AND 15d-14(a) OF
                THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED
               PURSUANT TO SECTION 302 OF THE SARBANE-OXLEY ACT.

I, Kenneth J. Yonika, certify that:

1.   I have reviewed this Form 10-Q of Northern Explorations, Ltd.;

2. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of W Northern Explorations, Ltd. as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Northern Explorations, Ltd. and have:

     A. Designed such disclosure controls and procedures to ensure that material information relating to Northern Explorations, Ltd., including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;
     B. Designed such internal controls over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     C. Evaluated the effectiveness of Northern Explorations, Ltd.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     D. Disclosed in this report any change in Northern Explorations, Ltd. internal controls over financial reporting that occurred during Northern Explorations, Ltd.'s most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, Northern Explorations, Ltd.'s internal control over financial reporting.

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Northern Explorations, Ltd.'s auditors and the audit committee of Northern Explorations, Ltd.'s board of directors:

     A. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Northern Explorations, Ltd.'s ability to record, process, summarize and report financial information; and
     B. Any fraud, whether or not material, that involves management or other employees who have a significant role in Northern Explorations, Ltd.'s internal control over financial reporting.

Date: September 18, 2009


/s/ KENNETH J. YONIKA
-------------------------------
Kenneth J. Yonika, CPA
Chief Executive Officer